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                                                                   EXHIBIT 10.3

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                         REGISTRATION RIGHTS AGREEMENT



                              DATED JULY 15, 1997


                                    BETWEEN


                               SAFECO CORPORATION

                                      AND

                               SMITH BARNEY INC.

                              AS INITIAL PURCHASER





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                         REGISTRATION RIGHTS AGREEMENT

                 THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 15, 1997, between SAFECO Corporation, a Washington corporation (the "Company") and SMITH BARNEY INC. ("Smith Barney") (the "Initial Purchaser)".

                 This Agreement is made pursuant to the Purchase Agreement dated July 10, 1997 (the "Purchase Agreement"), between the Company, as issuer of $200,000,000 aggregate principal amount of 6O% Notes due July 15, 2007 (the "Notes"), and the Initial Purchaser, which provides for, among other things, the sale by the Company to the Initial Purchaser of the Notes. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                 In consideration of the foregoing, the parties hereto agree as follows:

                 1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Advice" shall have the meaning set forth in the last paragraph of
Section 3 hereof.

         "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Applicable Period" shall have the meaning set forth in Section 3(t) hereof.

         "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

         "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

         "Company" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

         "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.





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         "Effectiveness Period" shall have the meaning set forth in Section
2(b) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Notes" shall mean the Series B 6O% Notes due July 15, 2007 containing terms substantially identical to the Notes (except that they will not contain terms with respect to the transfer restrictions under the Securities Act and will not provide for any Liquidated Damages thereon).

         "Exchange Offer" shall mean the offer by the Company to the Holders to exchange all of the Registrable Notes (other than Private Exchange Notes) for a like principal amount of Exchange Notes pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

         "Holder" shall mean the Initial Purchaser, for so long as it owns any Registrable Notes, and each of its respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

         "Indenture" shall mean the Indenture relating to the Notes, dated as of July 15, 1997, between the Company, as issuer, and The Chase Manhattan Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchaser" shall have the meaning set forth in the preamble to this Agreement.

         "Inspectors" shall have the meaning set forth in Section 3(n) hereof.

         "Issue Date" shall mean the date of original issuance of the Notes.

         "Liquidated Damages" shall have the meaning set forth in Section 2(e) hereof.

         "Majority Holders" shall mean the Holders of a majority of the aggregate liquidation amount of outstanding Notes.





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         "Participating Broker-Dealer" shall have the meaning set forth in
Section 3(t) hereof.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

         "Private Exchange" shall have the meaning set forth in Section 2(a) hereof.

         "Private Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Records" shall have the meaning set forth in Section 3(n) hereof.

         "Registrable Notes" shall mean the Notes and, if issued, the Private Exchange Notes; provided, however, that Notes or Private Exchange Notes, as the case may be, shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes or Private Exchange Notes for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act and such Notes or Private Exchange Notes, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Notes or Private Exchange Notes, as the case may be, shall have been sold or are eligible to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act,
(iii) such Notes or Private Exchange Notes, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Notes, such Notes shall have been exchanged for Exchange Notes upon consummation of the Exchange Offer and are thereafter freely tradeable by the holder thereof (other than an Affiliate of the Company).

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Notes in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees





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and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee and its counsel, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Exchange Notes or the Registrable Notes on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement.

         "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Rule 144(k) Period" shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

         "Shelf Registration Event" shall have the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Event Date" shall have the meaning set forth in
Section 2(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Notes or all of the Private Exchange Notes, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-





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effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "TIA" shall have the meaning set forth in Section 3(l) hereof.

         "Trustees" shall mean any and all trustees with respect to the Notes under the Indenture.

                 2.       Registration Under the Securities Act.

                 (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company's cost, use its best efforts to (i) cause to be filed with the SEC within 150 days after the Issue Date an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to be declared effective under the Securities Act within 180 days after the Issue Date, and (iii) keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer has been mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Notes for a like principal amount of Exchange Notes (assuming that such Holder (i) is not an Affiliate of the Company, (ii) is not a broker-dealer tendering Registrable Notes acquired directly from the Company for its own account, (iii) acquires the Exchange Notes in the ordinary course of such Holder's business and (iv) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

                 In connection with the Exchange Offer, the Company shall:

         (i) mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

         (iii)  utilize the services of the Depositary for the Exchange Offer;





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         (iv)  permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged;

         (v) notify each Holder that any Note not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest or accumulate distributions, as the case may be, but will not retain any rights under this Agreement (except in the case of the Initial Purchaser and Participating Broker-Dealers as provided herein); and

         (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                 If the Initial Purchaser determines upon advice of its counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Notes constituting any portion of an unsold allotment in the initial distribution, as soon as practicable upon receipt by the Company of a written request from the Initial Purchaser, the Company, as applicable, shall issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for the Notes held by such Initial Purchaser, a like principal amount of Notes of the Company (the "Private Exchange Notes") which are issued pursuant to the Indenture (which provides that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes and the Private Exchange Notes will vote and consent together on all matters as one class and that neither the Exchange Notes nor the Private Exchange Notes will have the right to vote or consent as a separate class on any matter). The Private Exchange Notes shall be of the same series as the Exchange Notes and the Company will seek to cause the CUSIP Service Bureau to issue the same CUSIP Numbers for the Private Exchange Notes as for the Exchange Notes issued pursuant to the Exchange Offer.

                 As soon as practicable after the close of the Exchange Offer and, if applicable, the Private Exchange, the Company shall:

         (i) accept for exchange all Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

         (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company; and

         (iii) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, new Exchange Notes or Private Exchange Notes, as applicable, equal in liquidation amount to the liquidation amount of the Notes as surrendered by such Holder.

                 Interest on each Exchange Note and interest on each Private Exchange Note issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last





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date on which  interest was paid on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. Except as provided herein, the Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Notes who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder of Notes, representations that (i) it is not an Affiliate of the Company, (ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. The Company shall inform the Initial Purchaser, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

                 Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register the Registrable Notes (other than Private Exchange Notes) pursuant to Section 2(b) of this Agreement.

                 (b) Shelf Registration. If prior to the expiration of the Exchange Offer: (i) the Company or the Majority Holders reasonably determine, after conferring with counsel (which may be in-house counsel), that the Exchange Offer Registration provided in Section 2(a) above is not available under applicable law and regulations and currently prevailing interpretations of the staff of the SEC, (ii) the Company shall determine in good faith that there is a reasonable likelihood that, or a material uncertainty exists as to whether, consummation of the Exchange Offer would result in interest payable by the Company on the Notes not being deductible by the Company for United States federal income tax purposes, (iii) the Exchange Offer Registration Statement is not declared effective within 180 days after the Issue Date or (iv) upon the request of the Initial Purchaser with respect to any Registrable Notes held by it, if, in the reasonable opinion of Skadden, Arps, Slate, Meagher & Flom LLP or other counsel experienced in such matters, the Initial Purchaser is not permitted pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws (any of the events specified in (i)- (iv) being a "Shelf Registration Event" and the date of occurrence





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thereof, the "Shelf Registration Event Date"), then in addition to or in lieu of effecting the registration of the Exchange Notes pursuant to the Exchange Offer Registration Statement, the Company will (x) promptly deliver to the Holders written notice thereof and (y) at the Company's sole expense: (a) as soon as practicable after such Shelf Registration Event Date, and, in any event, within 30 days after such Shelf Registration Event Date (but shall not be required to do so earlier than 75 days after the Closing Time), file a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes, and (b) shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable.
No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                 The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective and usable for resales for (a) the Rule 144(k) Period in the case of a Shelf Registration Statement filed pursuant to Section 2(b)(i), (ii) or (iii) or (b) 180 days in the case of a Shelf Registration Statement filed pursuant to Section 2(b)(iv) (subject in each case to extension pursuant to the last paragraph of Section 3 hereof), or for such shorter period which will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"). The Company shall not permit any securities other than Registrable Notes to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and take certain other actions as are required to permit certain unrestricted resales of the Registrable Notes. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                 (c) Expenses. The Company, as issuer of the Notes, shall pay all Registration Expenses in connection with the registration pursuant to
Section 2(a) and/or 2(b) hereof and will reimburse the Initial Purchaser for the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchaser, incurred in connection





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with the Exchange Offer and, if applicable, the Private Exchange, and either
Skadden, Arps, Slate, Meagher & Flom LLP or any one other counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Notes in connection with a Shelf Registration Statement, which other counsel shall be reasonably satisfactory to the Company. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

                 (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to such Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used its best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or that would result in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless such action is required by applicable law.

                 (e)  Liquidated Damages.  If:

                          (i)  neither the Exchange Offer Registration
Statement is filed with the SEC on or prior to the 150th day after the Issue Date nor a Shelf Registration Statement is filed with the SEC on or prior to the 45th day after the Shelf Registration Event Date in respect of a Shelf Registration Event attributable to any of the events set forth in Sections 2(b)(i), (ii) and (iii) then commencing on the day after the applicable required filing date, liquidated damages ("Liquidated Damages") shall accrue on the principal amount of the Notes at a rate of 0.50% per annum; or

                          (ii)  neither the Exchange Offer Registration
Statement nor a Shelf Registration Statement is declared effective by the SEC on or prior to the 180th day after the Issue Date (in the case of an Exchange Offer Registration Statement) or on or prior to the later of (A) the 45th day after the date such Shelf Registration Statement was required to be filed and
(B) the 180th day after the Issue Date (in the case of a Shelf Registration Statement, in respect of a Shelf Registration Event attributable to any of the events set forth in Sections 2(b)(i), (ii) and (iii)), then, commencing on the 181st day after the Issue





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Date (in the case of an Exchange Offer Registration Statement) or the later of
(A) the 46th day after the day such Shelf Registration Statement was required to be filed and (B) the 181st day after the Issue Date (in the case of a Shelf Registration Statement in respect of a Shelf Registration Event attributable to any of the events set forth in Sections 2(b)(i), (ii) and (iii)), Liquidated Damages shall accrue on the principal amount of the Notes at a rate of 0.50% per annum; provided, however, that the Liquidated Damages rate on the Notes may not exceed in the aggregate 0.50% per annum; provided further, however, that
(1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (1) above) or (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), Liquidated Damages on the principal amount of the Notes as a result of such clause (or the relevant subclause thereof) shall cease to accrue and accumulate.

         Any amounts of Liquidated Damages due pursuant to Section 2(e)(i) or
(ii) above will be payable in cash on the next succeeding January 15 and July 15, as the case may be, to Holders on the relevant record dates for the payment of interest pursuant to the Indenture.

                 (f) Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

                 3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall use its best efforts to:

                 (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of Registrable Notes, and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith or incorporated therein by reference, if applicable; and use its best efforts to cause such Registration Statement to become effective and remain effective (and, in the case of a Shelf Registration Statement, available for use) in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable





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



         Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                 (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                 (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes being filed and advising such Holder that the distribution of Registrable Notes will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Notes included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

                 (d) in the case of a Shelf Registration, register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

                 (e) (1) in the case of a Shelf Registration or (2) if Participating Broker-Dealers from whom the Company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, promptly notify each Holder of Registrable Notes, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Notes or the Exchange Notes to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement, cease to be true and correct in all material respects, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                 (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                 (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Notes pursuant to such Shelf Registration Statement;

                 (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
         Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend the sale of Notes pursuant to such Prospectus until the Company has amended or supplemented such Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such holder (or Participating Broker-Dealer, as the case may be) or the Company has given notice that the sale of the Notes may be resumed, as the case may be;

                 (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders; and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Notes or an Initial Purchaser on behalf of such Holders available for discussion of such document;

                 (k) obtain a CUSIP number for all Exchange Notes and the Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

                 (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the relevant trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

                 (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) the Initial Purchaser, in the case where the Initial Purchaser holds Notes acquired by it as part of its initial allotment and (y) other Holders of the Registrable Notes covered thereby: (i) make such representations and warranties to Holders of such Registrable Notes and the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested;
         (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Notes being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters and the Holders of Registrable Notes than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount or liquidation amount, as the case may be, of Registrable

         Notes covered by such Registration Statement and the managing underwriters and agents) customary for such agreements with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

                 (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser or any Participating Broker-Dealer by Smith Barney and on behalf of the other parties, by one counsel designated by the Majority Holders on behalf of such other parties as described in Section 2(c) hereof. Records which the Company determines, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                 (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                 (p) upon consummation of an Exchange Offer or a Private Exchange, if requested by a Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, substantially to the effect that (i) the Company has duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes, and (ii) each of the Exchange Notes or the Private Exchange Notes, as the case may be, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms (in each case, with customary exceptions);

                 (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company), in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes delivered by such Holders that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied;

                 (r) cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

                 (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby;

                 (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchaser or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchaser or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto), (iii) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Notes; provided, however, that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of
         Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                 "If the exchange offeree is a broker-dealer holding Registrable Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Registrable Notes pursuant to the Exchange Offer";

and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of

Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                 (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Initial Purchaser or to another representative of the Participating Broker-Dealers, if requested by an Initial Purchaser or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchaser or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(f) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and
         (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72.

                 The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Notes of a seller who so fails to furnish such information.

                 In the case of a Shelf Registration Statement, or if Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Company shall use its best efforts to file and have declared effec-tive (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

                 4. Indemnification and Contribution. (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless the Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Notes, each Participating Broker-Dealer, each agent, employee, officer and director of any of the foregoing parties and each person that controls each of the foregoing parties within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors of any such controlling person (each, a "Section 4(a) Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred which arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement covering Registrable Notes or Exchange Notes or any amendment or supplement thereto or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Section 4(a) Indemnified Party in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing by such Holder, Initial Purchaser, Participating Broker-Dealer or any underwriter to the Company expressly for use therein and (ii) the Company shall not be liable to any Section 4(a) Indemnified Party under the indemnity agreement in this Section 4(a) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense of any Holder, Initial Purchaser, Participating Broker-Dealer, any underwriter or controlling person results from the fact that such Holder, Initial Purchaser, any underwriter or Participating Broker-Dealer sold Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder, Initial Purchaser, underwriter or Participating Broker-Dealer and the loss, claim, damage, judgment, liability or expense of such Holder, Initial Purchaser, underwriter, Participating Broker-Dealer or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus.

                 (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Section 4(a) Indemnified Party with respect to which indemnity may be sought against the Company pursuant to this

Section 4, such Section 4(a) Indemnified Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such
Section 4(a) Indemnified Party and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Section 4(a) Indemnified Party (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure).
A Section 4(a) Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Section 4(a) Indemnified Party unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Section 4(a) Indemnified Party or (iii) the named parties to any such action or proceeding (including any unpleaded parties) include the Section 4(a) Indemnified Party and the Company and such Section 4(a) Indemnified Party shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Section 4(a) Indemnified Party). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Section 4(a) Indemnified Party, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Section 4(a) Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Section 4(a) Indemnified Party affected thereby, effect any settlement of any pending or threatened proceeding in which such Section 4(a) Indemnified Party has sought indemnity hereunder, unless such settlement includes an unconditional release of such Section 4(a) Indemnified Party from all liability arising out of such action, claim, litigation or proceeding.

                 (c) Each Holder agrees to indemnify and hold harmless the Company, any underwriter and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement) and any person controlling the Company, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each such party, a "Section 4(c) Indemnified Party") to the same extent as the foregoing indemnity from the Company to any Section 4(a) Indemnified Party, but only with respect to information furnished to the Company in writing by such Holder, expressly for use in the Registration Statement, Prospectus (or any amendment or supplement thereto), or any preliminary

Prospectus, provided, however, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any amount hereunder in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. In case any action shall be brought against any Section 4(c) Indemnified Party based on the Registration Statement, Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus and in respect of which indemnification may be sought against each Holder pursuant to this
Section 4(c), each Holder shall have the rights and duties given to the Company by Section 4(a) (except that if the Company shall have assumed the defense thereof, each Holder may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Holder) and the Section 4(c) Indemnified Parties shall have the rights and duties given to the Section 4(a) Indemnified Parties by Section 4(b).

                 (d) If the indemnification provided for in this Section 4 is unavailable to any party entitled to indemnification pursuant to Section 4(a) or 4(c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and each Holder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and each Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by each Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (e) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4(d). No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                 (f) The indemnity and contribution agreements contained in this Section 4 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

                 5.       Miscellaneous.

                 (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Notes remain outstanding, the Company will use its best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, or, if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Notes (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Notes may reasonably request, and
(c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 (b) No Inconsistent Agreements. The Company has not entered into, nor will the Company on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                 (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder of Registrable Notes. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Notes, by written agreement signed by the Company and the Initial Purchaser, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given by written agreement signed by the Company and the Initial Purchaser to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by the Initial Purchaser and the Company.

                 (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand- delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; and
(ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                 (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and transferees of the Initial Purchaser, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                 (f) Third Party Beneficiary. The Initial Purchaser shall be a third party beneficiary of the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                 (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 (k) Notes Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       SAFECO CORPORATION


                                       By:  /s/ R.A. PIERSON
                                           ------------------------------------
                                           Name:   Rodney A. Pierson
                                           Title:  Chief Financial Officer

Confirmed and accepted as of
    the date first above
    written:

SMITH BARNEY INC.

By:  /s/ JAMES R. KRONER
    --------------------------------
    Name:   James R. Kroner
    Title:  Managing Director